Disclosures

Sven de Vos, MD PhD

Pharmacyclics (Research Funding, Scientific Advisory Board)

The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), has Preferential Activity in the Activated B Cell-like (ABC) Subtype of Relapsed/Refractory (R/R) DLBCL: Interim Phase 2 Results

Sven de Vos[1], Wyndham H. Wilson[2], John Gerecitano[3], Andre Goy[4], Vaishalee P. Kenkre[5], Paul Barr[6], Kristie A. Blum[7], Andrei Shustov[8], Ranjana H. Advani[9], Nathan H. Fowler[10], Julie M. Vose[11], Chih-Jian Lih[12], Mickey Williams[12], Roland Schmitz[2], Yandan Yang[2], Stefania Pittaluga[2], George Wright[2], Lori A. Kunkel[13], Jesse McGreivy[13], Darrin Beaupre[13], Sriram Balasubramanian[13], Mei Cheng[13], Davina Moussa[13], Lipo Chang[13], Joseph Buggy[13], Louis M. Staudt[2]

[1]UCLA Medical Center, Los Angeles, [2]National Cancer Institute, Bethesda, [3]Memorial Sloan-Kettering Cancer Center, New York, [4]John Theurer Cancer Center at Hackensack University Medical Center, Hackensack, [5]Department of Medicine - Hematology/Oncology, University of Wisconsin, Madison, [6]University of Rochester Medical Center, Rochester, [7]Ohio State University Medical Center, Columbus, [8]Department of Medicine, Division of Hematology, University of Washington Medical Center, Seattle, [9]Department of Medicine, Division of Hematology, Stanford University Medical Center, Stanford, [10]Department of Lymphoma/Myeloma, University of Texas MD Anderson Cancer Center, Houston, [11]Oncology/Hematology Division, University of Nebraska Medical Center, Omaha, [12]SAIC Frederick National Laboratory for Cancer Research, Frederick, [13]Pharmacyclics, Inc., Sunnyvale, United States

Molecular Subtypes of Diffuse Large B-Cell Lymphoma (DLBCL)



100
90
80
70
60
50
40
30
20
10
0
ABC DLBCL Probability
GCB DLBCL Probability
FOXP1
IRF4
BLNK
CD39
Cyclin D2
Pim-1
IgM
CD10
JAW1
BCL-6
LMO2
A-myb
ABC DLBCL
GCB DLBCL
274 DLBCL Biopsy Samples

Molecular Subtype Predicts Outcome With R-CHOP



Progression-Free Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
Years
GCB DLBCL
ABC DLBCL
P < 0.001



Overall Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
Years
GCB DLBCL
ABC DLBCL
P < 0.001

Lenz et al, *N Engl J Med.* 2008; 359: 2313.
EHA 2013, PCYC-1106 de Vos et al.

Chronic Active B-Cell Receptor Signaling Activates NF-κB in ABC DLBCL


BCR
CD79
A
B
Lyn/Fyn
SYK
PI3K
PIP2 → PIP3
BTK
P
PLCγ
MYD88
CARD11
MALT1
BCL10
IKKγ
IKKb
IKKα
NF-κB pathway
Survival

EHA 2013, PCYC-1106 de Vos et al.

Key Pathway Related Mutations Contribute to BTK Signaling in ABC DLBCL


BCR
CD79
A
B
PIP2
PIP3
CD79A/B ITAM mutation 21%
Lyn/Fyn
SYK
PI3K
BTK
P
PLCγ
MYD88
MYD88 TIR domain mutation 39%
CARD11
MALT1
BCL10
CARD11 coiled-coil mutation 10%
IKKγ
IKKb
IKKα
NF-κB pathway
Survival

Davis et al 2010, Nature 463:88; Ngo et al 2011 Nature 470:115

EHA 2013, PCYC-1106 de Vos et al.

Ibrutinib: A First-in-Class Inhibitor of BTK


Ibrutinib
CYS481

- Forms covalent bond with cysteine-481 in BTK
- High BTK specificity
- IC_{50} = 0.5 nM
- Daily oral dosing produces 24-hr BTK inhibition
- Blocks NF-κB activation in ABC-DLBCL cell lines[1,2]

[1]Staudt et al, *Blood* (ASH Annual Meeting Abstracts), Nov 2011;118:2716.
[2]Balasubramanian et al, *Blood* (ASH Annual Meeting Abstracts), Nov 2011;118:4969.

Study Hypothesis

- Ibrutinib activity will be restricted to ABC DLBCL
- Ibrutinib activity will be dependent on pathogenetic events within the BCR pathway

Study Design

- Multi-center (14 sites), open-label, phase II study of ibrutinib in relapsed/refractory de novo DLBCL
- Treatment: 560 mg PO daily monotherapy until progression
- Primary objective:
  - Evaluate ibrutinib in relapsed/refractory de novo ABC and GCB DLBCL
- Secondary objective:
  - Evaluate the safety and tolerability of ibrutinib
- Patients were retrospectively classified into separate ABC versus GCB cohorts by central gene-expression profiling (GEP)

Patient Eligibility

- Pathologically confirmed de novo DLBCL
- Men and women ≥ 18 years of age
- ECOG performance status ≤ 2
- Archival tissue for central review
- Prior treatment:
  - Progressive disease after autologous transplant (ASCT)
  - Or considered ineligible for ASCT as outlined in protocol
- Measureable disease (> 2 cm on CT imaging)
- Exclusions: Primary mediastinal DLBCL, transformed DLBCL, CNS involvement

Patient Characteristics

Characteristics	Total (N = 70)
Median age, yrs (range)	64 (28-92)
Sex (male), n (%)	50 (71)
ECOG PS 2, n (%)	12 (17)
IPI (HI/High), n (%)	37 (59)
Time from diagnosis, median months (range)	19 (5-332)
Prior regimens, median (range)	3 (1-7)
Prior ASCT, n (%)	16 (23)
Refractory disease*, n (%)	38 (54)

*PR or less to last therapy

Median follow up for all patients = 3.9 months

EHA 2013, PCYC-1106 de Vos et al.

Patient Characteristics by Gene Expression Profile (GEP) Analysis

Characteristics*	ABC (N = 29)	GCB (N = 20)	Unclassified (N = 16)	Unknown (N = 5)
Median age, yrs (range)	62 (34-89)	65 (28-92)	65 (44-85)	65 (58-78)
Sex (male)	69%	70%	81%	60%
ECOG PS 2	7%	20%	25%	40%
IPI (HI/High)	61%	58%	54%	60%
Time from diagnosis median (range)	19 (5-74)	17 (11-104)	19 (7-332)	19 (9-57)
Prior regimens median (range)	3 (1-7)	3.5 (1-7)	3 (1-4)	3 (1-3)
Prior ASCT	17%	30%	19%	40%
Refractory disease	41%	70%	69%	20%

*No statistically significant differences between ABC and GCB (p-values > 0.05)

Grade 3 or Higher AEs >3% Incidence
(Unrelated and related AEs)


Hematologic AEs
Lymphocyte count decreased
Neutropenia
Thrombocytopenia
Anaemia
0%
5%
10%
15%
20%
25%
Grade 3
Grade 4
Grade 5
Non-Hematologic AEs
Fatigue
Hyponatremia
Pneumonia
Dehydration
Pleural effusion
Sepsis
0%
5%
10%
15%
20%
25%

EHA 2013, PCYC-1106 de Vos et al.

Waterfall Plot of Maximum Decrease in Bi-dimensional Measurements



180
130
80
30
-20
-70
-120
Change From Baseline SPD, %
ABC (N = 23)
GCB (N = 12)
Unclassifiable (N = 8)
Unknown (N = 3)
*
Only includes pts with post baseline LN measurements

- Overall Response Rate
  - PR 16%, CR 9%, PR+CR 25% (17/70 patients)

* Best response was PD due to clinical progression

EHA 2013, PCYC-1106 de Vos et al.

Response in ABC and GCB DLBCL



P = 0.007
Response (CR+PR), %
100
90
80
70
60
50
40
30
20
10
0
41%
12/29
PR 24%
CR 17%
PR 5%
1/20
ABC DLBCL
GCB DLBCL

EHA 2013, PCYC-1106 de Vos et al.

Time on Study Treatment in ABC and GCB DLBCL


ABC
DLBCL
(n=29)
GCB
DLBCL
(n=20)
Patient still on ibrutinib →
0
2
4
6
8
10
12
14
Months on Study

EHA 2013, PCYC-1106 de Vos et al.

Overall Survival in ABC and GCB DLBCL



1.0
0.8
0.6
0.4
0.2
0.0
Probability of Survival
ABC
GCB
P = 0.050*
Number at risk
29
20
16
11
3
0
0
20
10
5
4
3
3
1
0
3
6
9
12
15
18
21
Overall Survival, months

- Median ABC OS 9.76 (95% CI: 3.88, 11.63)
- Median GCB OS 3.35 (1.22, 7.13)

* Based on Wilcoxon Test, exploratory analysis based on non-randomized groups

EHA 2013, PCYC-1106 de Vos et al.

Analysis of Response Rate Within Mutation Subgroups

- Mutations in tumor samples analyzed by PCR amplification and Sanger DNA sequencing
- ABC DLBCL tumors were analyzed for mutations in CD79B, MYD88 and CARD11
- Includes 29 ABC DLBCL cases in present study (PCYC-1106) and 10 ABC DLBCL cases from a pilot study of ibrutinib (PCYC-04753)

Mutations in the B-Cell Receptor Signaling Pathway Influence Sensitivity to Ibrutinib


BCR
CD79
A
B
CD79B mutant/MYD88 mutant
4/5 (80%)
Responders
CD79B WT/MYD88 mutant
0/5 (0%)
Responders
PIP2 → PIP3
CD79B WT
MYD88 WT
9/25 (36%)
Responders
CD79B mutant
MYD88 WT
1/3 (33%)
Responders
Lyn/Fyn
SYK
PI3K
BTK
P
PLCγ
MYD88
Ibrutinib
(PCI-32765)
CARD11
MALT1
BCL10
CARD11 mutant
0/4 (0%)
Responders
IKKγ
IKKb
IKKα
NF-κB
pathway
Survival

EHA 2013, PCYC-1106 de Vos et al.

Conclusions

- Ibrutinib, a potent covalent inhibitor of BTK, induced a high single-agent response rate in relapsed/refractory ABC DLBCL
- Ibrutinib had marginal activity in GCB DLBCL, supporting the use of the ABC DLBCL molecular subtype as a biomarker for activity
- Ibrutinib was associated with a favorable safety profile in this difficult to treat patient population
- Future studies with ibrutinib in ABC DLBCL will explore higher doses and novel combinations

Acknowledgements

- All of the patients and their families who participated in this trial
- Investigators and clinical research staff from all participating centers
  - Metabolism Branch, CCR, NCI
    - Sameer Jhavar
    - Art Shafer
- Pharmacyclics
    - Linda Gau
    - Ying Luan
    - Brian Munneke
    - William Ju
- Janssen R&D
    - Deborah Ricci
- Ibrutinib DLBCL Trial Consortium